SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 10, 2017.

For Certain MFS® Funds

Effective immediately, the sub-section entitled "Principal Investment Strategies" under the sub-heading entitled "MFS Global Bond Fund" beneath the main heading entitled "APPENDIX A – DESCRIPTION OF UNDERLYING FUNDS" is restated in its entirety as follows:
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in debt instruments of U.S. and foreign issuers, including emerging markets issuers. Debt instruments include U.S. Government securities, corporate bonds, foreign government securities, and other obligations to repay money borrowed.
While MFS may invest the fund's assets in debt instruments of any type, MFS generally focuses on debt instruments of issuers located in developed markets.
MFS primarily invests the fund's assets in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.
MFS normally allocates the fund's investments across different countries and regions, but MFS may invest a significant percentage of the fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.  MFS generally invests the fund's assets in at least three different countries and invests a percentage of the fund's net assets in securities of foreign companies equal to at least the lesser of 40% or the percentage of foreign companies in the Bloomberg Barclays Global Aggregate Bond Index less 15%.
MFS may invest up to 35% of the fund's assets in any industry that accounts for more than 20% of the global bond market.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, and swaps.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS may also consider top-down factors.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

1030416     1                                  MULTI-SUP-I-081017